EXHIBIT 10.1
TENTH AMENDMENT TO THE AMENDED AND RESTATED
SERIES 2002-2 SUPPLEMENT

This TENTH AMENDMENT TO THE AMENDED AND RESTATED SERIES 2002-2 SUPPLEMENT (this “Amendment”), dated as of October 29, 2007, amends the Amended and Restated Series 2002-2 Supplement (the “Series 2002-2 Supplement”), dated as of November 22, 2002, as amended by the First Amendment thereto, dated as of October 30, 2003, the Second Amendment thereto, dated as of June 3, 2004, the Third Amendment thereto, dated as of November 30, 2004, the Fourth Amendment thereto, dated as of November 28, 2005, the Fifth Amendment thereto, dated as of December 23, 2005, the Sixth Amendment thereto, dated as of February 17, 2006, the Seventh Amendment thereto, dated as of March 21, 2006, the Eighth Amendment thereto, dated as of November 30, 2006, and the Ninth Amendment thereto, dated as of May 9, 2007, and is among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC (formerly known as Cendant Car Rental Group, LLC and Cendant Car Rental Group, Inc.) (“Avis Budget”), a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), a national banking association, as administrative agent (the “Administrative Agent”), the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2002-2 Noteholders (in such capacity, the “Series 2002-2 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2002-2 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee and each affected Noteholder of the applicable Series of Notes, so long as such amendment only affects the Noteholders of such Series of Notes;

WHEREAS, the parties desire to amend the Series 2002-2 Supplement to (i) extend the Scheduled Expiry Date; (ii) replace Schedule I thereto with a new Schedule I in the form of Schedule A to this Amendment; and (iii) increase certain enhancement rates;

WHEREAS, the New Acquiring Purchaser Group (as defined below) wishes to purchase a portion of each Transferor Purchaser Group’s (as defined below) Commitment and Purchaser Group Invested Amount under the Series 2002-2 Supplement and the Series 2002-2 Notes pursuant to Section 11.1(e) of the Series 2002-2 Supplement; and

WHEREAS, ABRCF has requested the Trustee, the Series 2002-2 Agent, the Administrator, the Administrative Agent and each Series 2002-2 Noteholder to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2002-2 Agent, the Administrator, the Administrative Agent and the Series 2002-2 Noteholders have agreed to, amend certain provisions of the Series 2002-2 Supplement as set forth herein;

NOW, THEREFORE, it is agreed:

1.         Amendment of Definitions.  The following defined terms, as set forth in Article I(b) of the Series 2002-2 Supplement, are hereby amended and restated in their entirety as follows:

““Scheduled Expiry Date” means, with respect to any Purchaser Group, October 27, 2008, as such date may be extended in accordance with Section 2.6(b).”

““Series 2002-2 Standard & Poor’s Highest Enhancement Rate” means, as of any date of determination, the sum of the Series 2002-2 Standard & Poor’s Intermediate Enhancement Rate as of such date and 9.50%.”

““Series 2002-2 Standard & Poor’s Intermediate Enhancement Rate” means, as of any date of determination, the greater of (a) 31.75% and (b) the sum of (i) 31.75% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).”

““Series 2002-2 Standard & Poor’s Lowest Enhancement Rate” means, as of any date of determination, 21.25%.”

2.         The last sentence of Section 2.6(b) of the Series 2002-2 Supplement is hereby amended and restated in its entirety as follows:

“In connection with any request by ABRCF to extend the Scheduled Expiry Date pursuant to this Section 2.6(b), ABRCF shall provide (i) to the Administrative Agent, who shall provide to each Purchaser Group, on or prior to the effective date of any such extension, a certificate of the chief financial officer of ABRCF to the effect set forth in Schedule 8.3(d) of the Base Indenture and (ii) notice to each Rating Agency of its request to extend the Scheduled Expiry Date.”

3.         Amendment to Schedule I.  (a) On the Series 2002-2 Tenth Amendment Effective Date (as defined below), Schedule I to the Series 2002-2 Supplement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule I in the form of Schedule A to this Amendment, which shall effect (i) the sale and assignment, in accordance with Section 2.6(e) of the Series 2002-2 Supplement,  by each existing Purchaser Group (each, a “Transferor Purchaser Group”) to Mizuho Corporate Bank (USA) and Advantage Asset Securitization Corp. (collectively, the “New Acquiring Purchaser Group”) of a portion of each Transferor Purchaser Group’s respective rights, obligations and commitments under the Series 2002-2 Supplement and the Series 2002-2 Notes pursuant to Section 11.1(e) of the Series 2002-2 Supplement and (ii) an increase in the Commitment Amount of certain Purchaser Groups pursuant to Section 2.6(a) of the Series 2002-2 Supplement as reflected thereon.

                        (b)        This Amendment shall, for the purposes of Section 11.1(e) of the Series 2002-2 Supplement, constitute a Purchaser Group Supplement, and the respective transfer of the rights and obligations of each Transferor Purchaser Group to the New Acquiring Purchaser Group shall constitute a valid transfer under the terms of such Section 11.1(e).

                        (c)        By executing this Amendment, each Purchaser Group whose Commitment Amount is increased by effect of this Amendment hereby consents thereto in accordance with Section 2.6(a) of the Series 2002-2 Supplement.

                        (d)       By executing this Amendment, the Administrative Agent hereby consents to the addition of the New Acquiring Purchaser Group in accordance with Section 2.6(e) of the Series 2002-2 Supplement.

4.         New Acquiring Purchaser Group. Upon the execution and delivery of this Amendment by the New Acquiring Purchaser Group, the Funding Agent with respect thereto, and each Transferor Purchaser Group on the Series 2002-2 Tenth Amendment Effective Date, the CP Conduit Purchaser, the Funding Agent and the APA Bank with respect to the New Acquiring Purchaser Group shall be parties to the Series 2002-2 Supplement for all purposes thereof.

5.         Assignments. (a) Each Transferor Purchaser Group hereby irrevocably sells, assigns and transfers to the New Acquiring Purchaser Group, without recourse, representation or warranty (except as set forth in Section 5(e)(i) hereof), and the New Acquiring Purchaser Group hereby irrevocably purchases, takes and assumes from each Transferor Purchaser Group, the respective portion reflected by the amendment to Schedule I effected hereby (the New Acquiring Purchaser Group’s “Purchased Percentage”) of the Commitment Amount with respect to the APA Banks included in each Transferor Purchaser Group under the Series 2002-2 Supplement.

                        (b)        Each Transferor Purchaser Group has made arrangements with the New Acquiring Purchaser Group with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by each Transferor Purchaser Group to the New Acquiring Purchaser Group of any Commitment Fees with respect to the New Acquiring Purchaser Group’s Purchased Percentage of each Transferor Purchaser Group’s Commitment heretofore received by each Transferor Purchaser Group pursuant to the Series 2002-2 Supplement prior to the Series 2002-2 Tenth Amendment Effective Date and (ii) the portion, if any, to be paid and the date or dates for payment, by the New Acquiring Purchaser Group to each Transferor Purchaser Group of

Commitment Fees or Series 2002-2 Monthly Interest received by the New Acquiring Purchaser Group pursuant to the Series 2002-2 Supplement from and after the Series 2002-2 Tenth Amendment Effective Date.

                        (c)        From and after the Series 2002-2 Tenth Amendment Effective Date, amounts that would otherwise be payable to or for the account of any Transferor Purchaser Group pursuant to the Series 2002-2 Supplement with respect to the portion of the New Acquiring Purchaser Group’s Purchased Percentage transferred by it shall, instead, be payable to or for the accounts of the New Acquiring Purchaser Group in accordance with its Purchased Percentage, whether such amounts have accrued prior to the Series 2002-2 Tenth Amendment Effective Date or accrue subsequent to the Series 2002-2 Tenth Amendment Effective Date.

                        (d)       Each Transferor Purchaser Group and the New Acquiring Purchaser Group agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of the assignment pursuant to this Section 5.

                        (e)        By executing and delivering this Amendment, each Transferor Purchaser Group confirms to and agrees with the New Acquiring Purchaser Group, and the New Acquiring Purchaser Group confirms to and agrees with each Transferor Purchaser Group as follows: (i) other than the representation and warranty that each Transferor Purchaser Group is the legal and beneficial owner of the interest being assigned hereby by it free and clear of any adverse claim, each Transferor Purchaser Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2002-2 Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2002-2 Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) each Transferor Purchaser Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of ABRCF or the performance or observance by ABRCF of any of ABRCF’s obligations under the Indenture, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) the New Acquiring Purchaser Group confirms that it has received a copy of the Indenture and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (iv) the New Acquiring Purchaser Group will, independently and without reliance upon the Administrative Agent, any Transferor Purchaser Group or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture.

                        (f)        By executing and delivering this Amendment, the New Acquiring Purchaser Group confirms to and agrees with each Transferor Purchaser Group as follows: (i) the New Acquiring Purchaser Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2002-2 Supplement as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto, all in accordance with Article IX of the Series 2002-2 Supplement; (ii) each member of the New Acquiring Purchaser Group appoints and authorizes the Funding Agent with respect to the New Acquiring Purchaser Group to take such action as agent on its behalf and to exercise such powers under the Series 2002-2 Supplement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article X of the Series 2002-2 Supplement; (iii) each member of the New Acquiring Purchaser Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as a member of the New Acquiring Purchaser Group and (iv) each member of the New Acquiring Purchaser Group confirms that it is an Eligible Assignee.

                        (g)        The notice information for the New Acquiring Purchaser Group for purposes of Section 11.20 of the Series 2002-2 Supplement is:

Mizuho Corporate Bank
c/o Mizuho Corporate Bank, Ltd.
                        1251 Avenue of the Americas, 31st Floor
                        New York, New York  10020

Attention: Hiroyuki Kasama (telephone: 212-282-3653; email: hiroyuki.kasama@mizuhocbus.com); Johan Andreasson (telephone: 212-282-3544; email: johan.andreasson@mizuhocbus.com); Fumio Okuhira (telephone: 212-282-3645; email: fumio.okuhira@mizuhocbus.com); and Colette Guillaume (telephone: 212-282-3633; email: colette.guillaume@mizuhocbus.com)

Advantage Asset Securitization Corp.
c/o Mizuho Corporate Bank, Ltd.
                        1251 Avenue of the Americas, 31st Floor
                        New York, New York  10020

Attention: Hiroyuki Kasama (telephone: 212-282-3653; email: hiroyuki.kasama@mizuhocbus.com); Johan Andreasson (telephone: 212-282-3544; email: johan.andreasson@mizuhocbus.com); Fumio Okuhira (telephone: 212-282-3645; email: fumio.okuhira@mizuhocbus.com); and Colette Guillaume (telephone: 212-282-3633; email: colette.guillaume@mizuhocbus.com)

6.         This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2002-2 Supplement.

7.         Consent to Extension under Section 2.6(b).  Each Purchaser Group, by executing this Amendment hereby agrees to the extension of the Scheduled Expiry Date as effected by this Amendment.

8.         This Amendment shall become effective as of the first date (the “Series 2002-2 Tenth Amendment Effective Date”) on which each of the following have occurred:  (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) ABRCF shall have acquired one or more Series 2002-2 Interest Rate Caps satisfying the requirements of Section 3.11(a) of the Series 2002-2 Supplement (giving effect to this Amendment) and (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2002-2 Noteholders shall have been delivered to the Trustee and the Series 2002-2 Noteholders, as applicable.

9.         From and after the Series 2002-2 Tenth Amendment Effective Date, all references to the Series 2002-2 Supplement shall be deemed to be references to the Series 2002-2 Supplement as amended hereby.

10.       This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

11.       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

By:	AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer /s/ Rochelle Tarlowe
Name: Rochelle Tarlowe Title: Vice President, Treasury

By:	THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee and Series 2002-2 Agent /s/ Marian Onischak
Name: Marian Onischak Title: Vice President

By:	JPMORGAN CHASE BANK, N.A., as Administrative Agent /s/ George S. Wilkins
Name: George S. Wilkins Title: Vice President

AGREED, ACKNOWLEDGED AND CONSENTED:

By:	SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser under the Series 2002-2 Supplement Barclays Bank PLC as Attorney-in-Fact

By:	/s/ Janette Lieu
Name: Janette Lieu Title: Director

By:	BARCLAYS BANK PLC, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement /s/ Jeffrey Goldberg
Name: Jeffrey Goldberg Title: Associate Director

By:
Name: Title:

By:	LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement /s/ Jill A. Gordon
Name: Jill A. Gordon Title: Vice President

By:	THE BANK OF NOVA SCOTIA, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement /s/ J. Alan Edwards
Name: J. Alan Edwards Title: Managing Director

By:	YC SUSI TRUST, as a CP Conduit Purchaser under the Series 2002-2 Supplement Bank of America, National Association,
as Administrative Trustee

By:	/s/ Jeremy Grubb
Name: Jeremy Grubb Title: Vice President

By:	Bank of America, National Association, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement /s/ Jeremy Grubb
Name: Jeremy Grubb Title: Vice President

By:	CHARTA, LLC (as successor to Charta Corporation), as a CP Conduit Purchaser under the Series 2002-2 Supplement Citicorp North America, Inc.,
as Attorney-in-fact

By:	/s/ John Schwarz
Name: John Schwarz Title: Managing Director

By:	CITIBANK, N.A., as an APA Bank under the Series 2002-2 Supplement /s/ John Schwarz
Name: John Schwarz Title: VP & Managing Director

By:	CITICORP NORTH AMERICA, INC., as a Funding Agent under the Series 2002-2 Supplement /s/ John Schwarz
Name: John Schwarz Title: Managing Director

By:	JUPITER SECURITIZATION COMPANY LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement /s/ George S. Wilkins
Name: George S. Wilkins Title: Vice President

By:	JPMORGAN CHASE BANK, N.A. as a Funding Agent under the Series 2002-2 Supplement /s/ George S. Wilkins
Name: George S. Wilkins Title: Vice President

By:	GEMINI SECURITIZATION CORP., LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement /s/ R. Douglas Donaldson
Name: R. Douglas Donaldson Title: Treasurer

By:	DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement /s/ Stephen Newman
Name: Stephen Newman Title: Director

By:	/s/ Sumeet Wadhera
Name: Sumeet Wadhera Title: Director

By:	ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement /s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

By:	/s/ Barbara Kellc
Name: Barbara Kellc Title: Managing Director

By:	CALYON NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement /s/ Sam Pilcer
Name: Sam Pilcer Title: Managing Director

By:	/s/ Barbara Kellc
Name: Barbara Kellc Title: Managing Director

By:	THAMES ASSET GLOBAL SECURITIZATION NO. 1., INC., as a CP Conduit Purchaser under the Series 2002-2 Supplement /s/ R. Douglas Donaldson
Name: R. Douglas Donaldson Title: Treasurer

By:	THE ROYAL BANK OF SCOTLAND PLC, NEW YORK BRANCH, as an APA Bank under the Series 2002-2 Supplement /s/ James P. Welch
Name: James P. Welch Title: Senior Vice President

By:	THE ROYAL BANK OF SCOTLAND PLC, as a Funding Agent under the Series 2002-2 Supplement Michael Zappaterrini
Name: Michael Zappaterrini Title: Managing Director

By:	ADVANTAGE ASSET SECURITIZATION CORP., as a CP Conduit Purchaser under the Series 2002-2 Supplement /s/ R. Douglas Donaldson
Name: R. Douglas Donaldson Title: Treasurer

By:	MIZUHO CORPORATE BANK, LTD., as an APA Bank under the Series 2002-2 Supplement /s/ Hidekatsu Take
Name: Hidekatsu Take Title: Deputy General Manager

By:	MIZUHO CORPORATE BANK (USA), as a Funding Agent under the Series 2002-2 Supplement /s/ Hiroyuki Kasama
Name: Hiroyuki Kasama Title: Senior Vice President

By:	AVIS BUDGET CAR RENTAL, LLC, as Administrator /s/ Rochelle Tarlowe
Name: Rochelle Tarlowe Title: Vice President, Treasury

SCHEDULE I TO SERIES 2002-2 SUPPLEMENT

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Match Funding	Purchased Percentage
1.	Sheffield Receivables Corporation	Barclays Bank PLC	Barclays Bank PLC	100%	$100,000,000	Yes	6.66%
2.	Atlantic Asset Securitization LLC	Calyon New York Branch	Calyon New York Branch	100%	$150,000,000	No	10.00%
3.	Thames Asset Global Securitization No. 1., Inc.	The Royal Bank of Scotland plc, New York Branch	The Royal Bank of Scotland plc	100%	$175,000,000	No	11.66%
4.	Gemini Securitization Corp., LLC	Deutsche Bank AG, New York Branch	Deutsche Bank AG, New York Branch	100%	$175,000,000	No	11.66%
5.	Liberty Street Funding LLC	The Bank of Nova Scotia	The Bank of Nova Scotia	100%	$175,000,000	No	11.66%
6.	YC SUSI Trust	Bank of America, National Association	Bank of America, National Association	100%	$175,000,000	No	11.66%
7.	Charta, LLC	Citibank, N.A.	Citicorp North America, Inc.	100%	$125,000,000	No	8.33%
8.	Jupiter Securitization Company LLC	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$275,000,000	No	18.33%
9.	Advantage Asset Securitization Corp.	Mizuho Corporate Bank, Ltd.	Mizuho Corporate Bank (USA)	100%	$150,000,000	Yes	10.00%